Exhibit 10.6

FUJIFILM DIMATIX, INC. and KORNIT DIGITAL LTD.

OEM SUPPLY AGREEMENT AMENDMENT #1

THIS SUPPLY AGREEMENT AMENDMENT #1 is made and entered into as of September 20, 2006 (“Effective Date”) by and between FUJIFILM DIMATIX, INC. formerly Spectra Printing, a division of Dimatix, Inc. (“FDMX””), a corporation organized under the laws of the State of Delaware, U.S.A., and Kornit Digital Ltd. (“Kornit”), organized under the laws of Israel, collectively the “Parties”.

WHEREAS, the Parties have entered into the OEM Supply Agreement dated January 6, 2006 (the “Agreement”), and wish to add the terms of this Amendment #1 to the contractual relationship between the Parties.

NOW THEREFORE, the Parties hereby agree as follows:

1.	DEFINITIONS

1.1	Capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement.

1.2	“Amendment #1” shall mean this Supply Agreement Amendment #1 between FDMX and Kornit.

1.3	“Agreement” shall mean the Agreement, and this Supply Agreement Amendment #1.

2.	CHANGES

2.1	PRODUCT PRICES AND TERMS. The Parties agree to delete the original Schedules 1, 2, and 3 in their entirety and replace them with the attached new Schedules 1, 2, and 3.

3.	GENERAL

3.1	The Parties agree that the Agreement as amended states the complete agreement between FDMX and Kornit concerning this subject, and supersedes all earlier oral and written communications, representations, promises and agreements between FDMX and Kornit concerning this subject.

AGREED TO AND ACCEPTED BY:
FUJIFILM DIMATIX, INC.	KORNIT DIGITAL LTD.

/s/ Ofer Ben-Zur
By:	By:

/s/ John C. Batterton	Ofer Ben-Zur
John C. Batterton	Printed

President & CEO	CEO
Title	Title:

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

SCHEDULE 2

PRICES FOR FUJIFILM DIMATIX, INC. (“FDMX”)PRODUCTS

Prices for all FDMX Products include standard packaging.

A.           PRINTHEADS and JETTING ASSEMBLIES

PART NUMBER	DESCRIPTION	ACCUMULATED ORDER QTY	UNIT PRICE

256-Channel Jetting Assemblies

05536	Nova JA 256/80 AAA	[***] to [***]	$	[***]
		[***] to [***]	$	[***]
		[***] to [***]	$	[***]
		[***]+	$	[***]

08991	Galaxy JA 256/30 AAA	Same

09272	Galaxy JA 256/50 AAA	Same

09493	Galaxy JA 256/80 AAA	Same

128-Channel Jetting Assemblies

“AA” Models
09158	Spectra SL-128	[***] to [***]	$	[***]
		[***] to [***]	$	[***]
		[***] to [***]	$	[***]
		[***]+	$	[***]

09084	Spectra SM-128	Same

08935	Spectra SE-128	Same

“CR” Models1)
12949	Spectra SL-128	[***] to [***]	$	[***]
		[***] to [***]	$	[***]
		[***] to [***]	$	[***]
		[***]+	$	[***]

12941	Spectra SM-128	Same

12944	Spectra SE-128	Same

1)	The pricing for these products is subject to full and final release by FDMX. No guarantee is implied as to these products ever becoming available from FDMX.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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B.           OTHER HARDWARE

PART NUMBER	DESCRIPTION	INDIVIDUAL ORDER QTY	UNIT PRICE
3800-038	Pressure Regulator	[***]-[***]	$	[***]
		[***]-[***]	$	[***]
		[***]+	$	[***]

08162	Meniscus Pressure Controller (MPC)	[***]-[***]	$	[***]
		[***]-[***]	$	[***]
		[***]+	$	[***]

06543	Remote Lung/Reservoir	[***]-[***]	$	[***]
		[***]-[***]	$	[***]
		[***]+	$	[***]

08371	Molded Lung Module (MLM)	[***]-[***]	$	[***]
		[***]-[***]	$	[***]
		[***]+	$	[***]

05841	Remote Lung, S.S.	[***]-[***]	$	[***]
		[***]-[***]	$	[***]
		[***]+	$	[***]
04649	Head Drive Electronics Module	[***]-[***]	$	[***]
	(HDEM-4)	[***]-[***]	$	[***]
		[***]+	$	[***]

3500-189	HDEM Daughter Cards	[***]	$	[***]

3800-037	Head Drive Control Board (HDC2)	[***]	$	[***]

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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C.           INK PRODUCTS

Note: All ink prices are per order, per color.

PART NUMBER	DESCRIPTION	INDIVIDUAL ORDER QTY	UNIT PRICE (per case)
00146-01	SABRE Black[2]	[***]-[***]	$	[***]
		[***]-[***]	$	[***]
		[***]+	$	[***]

11214	Kappa UV Curing Ink Black[3]	[***] to [***]	$	[***]
		[***] to [***]	$	[***]
		[***] to [***]	$	[***]
		[***]+	$	[***]

01880	Sirius, Ink[4]	[***] to [***]	$	[***]
		[***] to [***]	$	[***]
		[***] to [***]	$	[***]
		[***]+	$	[***]

01881	Sirius, Clear Solvent, Flush[4]		$	[***]

01882	Sirius, Clear, Cleaning Spray[5]		$	[***]

7060-804-93	7060 Model Fluid	[***]	$	[***]

04322	Model Fluid - Blue	[***]	$	[***]
08178	Model Fluid - Black	[***]	$	[***]
08180	Model Fluid - Yellow	[***]	$	[***]
08399	Model Fluid - Red	[***]	$	[***]

12327	Model Fluid, Room Temp - Blue	[***]	$	[***]
12329	Model Fluid, Room Temp - Black	[***]	$	[***]
12328	Model Fluid, Room Temp - Yellow	[***]	$	[***]
12321	Model Fluid, Room Temp - Red	[***]	$	[***]

06291	Clear Flush	[***]	$	[***]

2)	Each case contains 40 100g ink pucks.
3)	Each case contains 4 (four) 1 liter bottles.
4)	Each case contains 6 (six) 1 liter bottles.
5)	Each case contains 24 (twenty-four) 125 ml bottles.

Prices for all FDMX Products include standard packaging.

D.           VOLUME DISCOUNTS

Fees

1)	Printhead Volume Discount Fee of $[***]
2)	The Printhead Volume Discount Fee is payable to FDMX prior to Kornit shipping — or using - commercial products.
3)	Upon payment of the Printhead Volume Discount Fee, Kornit will obtain the following rights:

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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PART NUMBER	DESCRIPTION	INDIVIDUAL ORDER QTY	UNIT PRICE
256 Channel Jetting Assemblies		[***]	$	[***]

128 Channel Jetting Assemblies (“AA” Models)		[***]	$	[***]

128 Channel Jetting Assemblies (“CR” Models)		[***]	$	[***]

PRICE INCREASES

Beginning [***] after the date of this Agreement, FDMX may, by written notice delivered [***] in advance to Customer, increase prices for Products listed on Schedule 2. Price increases will not apply to orders that are non-cancelable and non-deferrable (pursuant to Schedule 1) at the time of notice of the increase.

Any notice of price increase in accordance with the foregoing shall constitute an amendment to this Schedule 2.

ROYALTIES

1)	Kornit will pay to FDMX a royalty of [***]% ([***] percent) of the amounts received by Kornit (net of returns and allowances and sales and use taxes) upon the sale by Kornit of Ink for use in Kornit Products, except Spectra Ink.

2)	If Kornit does not supply Ink to be used in Kornit Products Kornit will, in lieu of 1) above, pay to FDMX a royalty of [***]% ([***] percent) of the amounts received by Kornit (net of returns and allowances and sales and use taxes) upon the sale by Kornit of Kornit Products.

3)	The first $[***] of ink sales (on an annual basis) is not subject to the royalty provisions under section 1 above.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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SCHEDULE 3

RESERVED MARKETS: EXCLUSIVE RIGHTS RESERVED
BY FUJIFILM DIMATIX, INC. TO OTHER CUSTOMERS

The exclusive market reserved by FDMX refers to monochrome or spot color (as opposed to process color) applications for printing date or lot codes, bar codes, serial and part numbers, prices, manufacturer’s name, ingredients, nutritional data, instructions, warnings or other product-related or manufacturer-related information (referred to herein as “Product Identification Information”).

More specifically, the exclusive reserved market is further limited to applying Product Identification Information:

(1)         directly onto products or onto the packaging for products;

(2)         in a product manufacturing or distribution environment; and

(3)         using a system (a) incorporating less than $[***]* of FDMX Jetting Assemblies or (b) in the case of printing packaging or labels, using a system having a selling price of less than $[***]* (excluding materials handling subsystems) or (c) in the case of printing on products, using a system having a selling price less than $[***]* (excluding materials handling subsystems).

An application that does not meet all of the criteria (1), (2) and (3) is outside the exclusive reserved market.

In addition to the above limits on the exclusive reserved market, the reserved market does not include:

(i)	any system that combines Product Identification Information and information other than Product Identification Information;
(ii)	any system that uses process color printing, whether alone or in combination with monochrome or spot color printing;
(iii)	any system that jets fluids other than human-perceivable inks, such as conductive fluids for electronics, bio materials for analysis, etc. (referred to herein as “Functional Fluids”), whether jetting Functional Fluids alone or in combination with human-perceivable inks;
(iv)	printing using inks that are invisible to the naked eye, including but not limited to infrared ink;
(v)	printing of goods where the primary value of the goods is the printed content, such as documents, posters, signs, etc. (referred to herein as “Printed Media”); and
(vi)	any system used in commercial printing environments (for example, where Printed Media is produced) or other environments outside of manufacturing and distribution environments.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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*         In January of each year after 2005, the price thresholds set forth above are adjusted for inflation or deflation. The price thresholds in effect on any date will be available upon request.

SCHEDULE 1

TERMS AND CONDITIONS

FORECASTS AND PRODUCTION ESTIMATES: Customer will provide Fujifilm Dimatix, Inc. (“FDMX”) with a [***], [***] forecast of FDMX Product requirements; provided, however, that orders placed hereunder are non-cancelable and non-deferrable beginning [***] prior to scheduled delivery date. Customer will provide FDMX with [***] advance notice to add significant additional manufacturing capacity. FDMX may not be able to meet orders as a result of changes in or requirements in excess of those set forth in [***] forecasts. Furthermore, the Parties agree to use their reasonable efforts, particularly during significant ramp periods, to coordinate, communicate and level out product delivery requirements so that Customer’s requirements and FDMX’s capacity are matched as closely as possible. Production estimates are not guaranteed, but result from careful analysis of Customer’s submitted requirements and present reasonably expected output under normal conditions.

ORDERS: Customer will order FDMX Products through the issuance of purchase orders at least [***] in advance of the requested delivery dates. All preprinted terms and conditions on purchase orders are superseded entirely by the terms and conditions of this Agreement. Each purchase order will adequately identify the FDMX Product ordered by use of FDMX’s product code, set forth the requested quantity, and specify the requested delivery method and date. Purchase orders must be in writing and may be sent via e-mail or facsimile to FDMX’s Customer Service group. To confirm its acceptance of each purchase order, FDMX will issue an acknowledgement of such purchase order in writing or sent via e-mail or facsimile within 5 (five) business days of receipt. If Customer does not receive an acknowledgement of a purchase order within this timeframe, Customer should contact FDMX immediately to follow up on the status of the order.

Upon receipt of any purchase order submitted in accordance with this Agreement, FDMX will either: (i) accept the order, which will establish the delivery date; or (ii) notify Customer of FDMX’s proposed delivery date, if FDMX is unable to deliver FDMX Product in the amounts and/or at the time or times requested. Once accepted, this will become the commitment date. If FDMX cannot fulfill Customer’s purchase orders due to a shortage of any FDMX Product, FDMX shall use its reasonable efforts to satisfy Customer’s purchase requirements as closely as possible.

PRICES: Prices are exclusive of federal, state or excise or use taxes which will be separately shown on invoices. Prices are [***] (INCO Terms). Specification changes by Customer may affect prices. Customer must provide FDMX with a certificate for exemption from state taxes where applicable.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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PAYMENT AND SECURITY: Payment shall be made by Customer within [***] of invoice date. For the purpose of securing payment of amounts due FDMX from the Customer hereunder, Customer hereby grants to FDMX: (i) a continuing first purchase money security interest in the products to be shipped hereunder, and all accessions thereto and substitutions therefor; and (ii) a continuing purchase money security interest in all of the proceeds of the foregoing. If Customer fails to make payment to FDMX of any invoice for products shipped by FDMX within [***] of the date of such invoice, or should Customer become insolvent or be a party to any bankruptcy or receivership proceeding prior to full payment of all amounts payable hereunder, FDMX may, notwithstanding any other provisions herein set forth, exercise any or all of its rights as a secured creditor under applicable law, including without limitation: (a) refuse to make further shipments to Customer; (b) with or without demand or notice to Customer declare the entire amount unpaid immediately due and payable; and (c) sell any or all of said products as permitted under applicable law, applying the proceeds of the sale to the expenses of retaking, repairing and selling said products, reasonable attorney’s fees and to the satisfaction of all indebtedness then due and unpaid. Any surplus shall be paid to Customer and any deficiency shall be paid to FDMX by Customer. All past due amounts shall accrue delinquency charges at the rate of [***]% ([***] percent) per month.

The foregoing notwithstanding, as to orders including any special or custom-made equipment and as to any Customer which FDMX in its sole discretion determines to have insufficient credit worthiness, FDMX reserves the right to require all or a portion of the invoice amount in advance if commencing work on an order, and, as the case may be, a portion upon shipment and the balance within [***] of invoice. For orders shipped outside the United States payment may be made by bank draft (on a bank acceptable to FDMX) or by confirmed, irrevocable letter of credit (naming FDMX as beneficiary) with order or other terms as arranged by FDMX. Any charges related to such letter of credit or other payment arrangement shall be for Customer’s account.

Nothing herein shall require FDMX to ship FDMX Products to Customer if any of the requirements in this Schedule are not fulfilled by Customer.

DELIVERY: Delivery to a public carrier at FDMX’s manufacturing facility, consigned as Customer directs, shall constitute transfer of the shipment’s title, ownership, possession, and property to Customer at point of such delivery. Carrier will thereafter be deemed as acting for Customer and the shipment will be at Customer’s risk. FDMX Products will be delivered to Customer in packaging reasonably acceptable to Customer, given shipment, warehousing and storage requirements. Customer will advise FDMX in writing of any special packaging or labeling requirements at the time of placing an order. Customer will pay the cost of any special packaging.

WARRANTY: All FDMX Products are warranted to be [***] for a period of [***] from date of shipment by FDMX. Furthermore, all FDMX Products, when used with Inks and other fluids furnished or Certified by FDMX, are warranted to [***] at the date of shipment for a period of [***] from date of shipment by FDMX.

For any products labeled as pre-production release or prototypes, warranty coverage will be on materials and workmanship only and for a period of three (3) months from date of shipment. Products repaired or replaced under warranty will carry coverage for the balance of warranty period of the product from when such product was returned to FDMX.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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During the warranty period, FDMX will, at its option, [***] of FDMX products which prove to be defective [***] as stated above. Customer must return FDMX products to the facility designated by FDMX. Customer shall obtain a return materials authorization number (“RMA”) and shipping instructions from FDMX, follow the proper cleaning/flushing procedures in accordance with the respective product manual, and return the product shipping charges prepaid. Shipping charges for all agreed warranty returns will be paid by FDMX and by Customer shall pay for shipping for all rejected warranty returns. Warranty excludes all costs of customs clearance and any other related charges. All replaced products shall become the property of FDMX.

The foregoing warranty shall not apply to defects or non-conformance with FDMX specifications that result from:

(1)	improper installation, use, storage, care or maintenance by Customer or its customers;
(2)	modification or alteration, damage, neglect, or abuse of a FDMX product;
(3)	operation of a FDMX product out of specification including power and environmental specifications; or
(4)	externally induced contamination (including but not limited to premature drying or curing of inks in the nozzles).

DISCONTINUANCE: FDMX may, at its option, discontinue Products supplied under this Agreement, provided however, that: (i) FDMX gives Customer 180 (one hundred eighty) day notice of any planned discontinuance; and (ii) FDMX provides Customer with an end of life purchase program.

INFRINGEMENT OF THIRD PARTY RIGHTS: FDMX shall promptly investigate and defend at its expense all claims that the manufacture, use, sale or other disposition of any FDMX Product infringes, induces the infringement of, or otherwise violates any patent, copyright, mask work, trademark, trade secret, or proprietary or other information of any third party, and FDMX shall pay and discharge all judgments or decrees against Customer which result from those claims. [***]

[***].

FDMX shall not be liable under this infringement section for any claim, and Customer’s rights under this infringement section shall not attach to a claim, to the extent that claim is based on information, devices, or processes furnished by someone other than FDMX. Customer shall indemnify, defend and hold FDMX harmless against any expense, judgment or loss for alleged infringement or violation of any patents, copyrights, mask works, trade secrets, trademarks, or proprietary or other information which result from FDMX’s compliance with Customer’s designs, specifications or instructions.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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GENERAL INDEMNIFICATION: FDMX shall indemnify, defend and hold Customer harmless against any expense, judgment or loss for arising out of or related to any gross negligence or intentionally tortious acts or omissions of FDMX or its agents. Customer shall indemnify, defend and hold FDMX harmless against any expense, judgment or loss for arising out of or related to (i) any gross negligence or intentionally tortious acts or omissions of Customer or its agents and/or (ii) Customer’s use of any FDMX Product to the extent FDMX is not obliged to Customer under “Infringement of Third Party Rights” above.

CANCELLATION OR RETURNS: If FDMX agrees to the cancellation by Customer of an order within [***] of scheduled delivery, all future work thereon will be stopped by FDMX as soon as reasonably possible and a cancellation charge will be rendered in the amount of the costs incurred to the date of stoppage plus [***]% ([***] percent), less allowances FDMX may be able to make for standard components and salvage. Cancellations as to any completed items shall not be effective and the order will be shipped and billed to the Customer at the order prices.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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